Exhibit 99.1

Impinj, Inc. Announces Proposed Private Offering of $150 Million of Convertible Senior Notes Due 2029

September 2, 2025

SEATTLE-September 2, 2025- Impinj, Inc. (Nasdaq: PI), a leading RAIN RFID provider and Internet of Things pioneer, today announced its intention to offer, subject to market conditions and other factors, $150 million aggregate principal amount of Convertible Senior Notes due 2029 (the “notes”) in a private offering (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Impinj also expects to grant the initial purchasers of the notes an option to purchase, within a 13-day period beginning on, and including, the date the notes are first issued, up to an additional $25 million aggregate principal amount of the notes.

The notes will be senior, unsecured obligations of Impinj. The notes will bear interest payable semi-annually in arrears. The notes will mature on September 15, 2029, unless earlier redeemed, repurchased or converted. The notes will be convertible into cash, shares of Impinj’s common stock, or a combination thereof, at Impinj’s election. The interest rate, initial conversion rate, and other terms of the notes will be determined at the time of pricing of the offering.

Impinj intends to use the net proceeds from the offering, and, if the option to purchase additional notes is not exercised, cash on hand, for the exchange of a portion of the aggregate principal amount of its outstanding 1.125% Convertible Senior Notes due 2027 (the “2027 Notes”) for cash and shares of Impinj’s common stock (the “2027 Note Exchange”). Impinj intends to use cash on hand to pay the cost of the capped call transactions described below and offering expenses. If there are any net proceeds from this offering after the uses described above, Impinj expects to use them for general corporate purposes.

In connection with the pricing of the notes, Impinj expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of shares of common stock underlying the notes sold in the offering. The capped call transactions are generally expected to reduce the potential dilution to Impinj’s common stock upon any conversion of notes and/or offset any cash payments Impinj is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, Impinj expects to enter into additional capped call transactions with the option counterparties.

Impinj has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Impinj’s common stock and/or enter into various derivative transactions with respect to Impinj’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Impinj’s common stock or the notes at that time. In addition, Impinj has been advised that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Impinj’s common stock and/or purchasing or selling Impinj’s common stock or other securities of Impinj in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during the observation period related to a conversion of the notes, in connection with any fundamental change repurchase or redemption of the notes and, to the extent Impinj unwinds a corresponding portion of the capped call transactions, following any other repurchase of the notes). This activity could also cause or prevent an increase or decrease in the market price of Impinj’s common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs following a conversion or during any observation period related to a conversion of the notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

In connection with the 2027 Note Exchange, Impinj also expects that holders of 2027 Notes that exchange their 2027 Notes may enter into or unwind various derivatives with respect to Impinj’s common stock (including entering into or unwinding derivatives with one or more of the initial purchasers in the offering or their respective affiliates) and/or purchase or sell shares of Impinj’s common stock concurrently with or shortly after the pricing of the notes. The 2027 Note Exchange and the potential related market activities by exchanging holders of the 2027 Notes could increase (or reduce the size of any decrease in) the market price of Impinj’s common stock, which may also affect the trading price of the notes at that time. This activity could affect the market price of Impinj’s common stock concurrently with the pricing of the notes, and could result in a higher effective conversion price for the notes. The initial conversion price for the notes will be determined based on the last reported sale price of Impinj’s common stock per share on the Nasdaq Global Select Market on the day of pricing of the offering. Impinj cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes or Impinj’s common stock. This press release is not an offer to repurchase the 2027 Notes.

The notes will only be offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act by means of a private offering memorandum. Neither the notes nor the shares of Impinj’s common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things – such as apparel, automobile parts, luggage, and shipments – to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

Cautionary Language Concerning Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the proposed terms of the notes, the timing and size of the notes offering, the granting of a 13-day option to purchase additional notes, the extent, and potential effects, of the 2027 Note Exchange and the capped call transactions, the potential dilution to Impinj’s common stock, the conversion price for the notes and the expected use of the proceeds from the sale of the notes, including the 2027 Note Exchange and the capped call transactions, and other statements contained in this press release that are not historical facts. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Impinj’s control. Impinj’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Impinj’s filings and reports with the Securities and Exchange Commission (“SEC”), as well as other filings and reports that may be filed by Impinj from time to time with the SEC. Past performance is not necessarily indicative of future results. Impinj anticipates that subsequent events and developments will cause its views to change. Impinj undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Impinj’s views as of any date subsequent to the date of this press release.

For more information, contact:

Investor Relations

Andy Cobb, CFA

Vice President, Strategic Finance

+1-206-315-4470

ir@impinj.com

Media Relations

Emily Schauer

Senior Corporate Communications Manager

+1 206-209-2923

eschauer@impinj.com